BLACKROCK FUNDS V

BlackRock Sustainable High Yield Bond Fund

Supplement dated September 12, 2025 (the “Supplement”)

to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information,

each dated January 28, 2025, as supplemented to date

On September 10, 2025, the Board of Trustees of BlackRock Funds V (the “Trust”), on behalf of its series, BlackRock Sustainable High Yield Bond Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on November 12, 2025, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about December 12, 2025 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.

Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies. Due to the upcoming liquidation, the changes disclosed in the Supplement dated March 5, 2025 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, which amend the Fund’s name, investment strategy and investment process in order to satisfy new requirements of the Names Rule (as defined therein) are hereby cancelled.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-SHYB-0925SUP